SCHEDULE 14A
                              (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 MOOG INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)
---------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________________

     (5)  Total fee paid:
          _______________________________________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ________________________________________________________________

     (3)  Filing Party:
          ________________________________________________________________

     (4)  Date Filed:

                                  [LOGO]



                  MOOG INC., EAST AURORA, NEW YORK 14052

                         ------------------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Studio Arena Theater, 710 Main Street, Buffalo, New York, on Wednesday, February 11, 1998, at 9:15 a.m., for the following purposes:

          1. To elect four directors of the Company, one of whom will be a Class A director, elected by the holders of Class A shares, and three of whom will be Class B directors, elected by the holders of Class B shares, to serve three year terms expiring in 2001, or until the election and qualification of their successors.

          2.   To consider and approve the Moog Inc. 1998 Stock Option
     Plan.

          3. To consider and ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for the 1998 fiscal year.

          4. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 26, 1997 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY.
THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                              By Order of the Board of Directors


                              JOHN B. DRENNING, Secretary

Dated:    East Aurora, New York
          January 5, 1998

                              PROXY STATEMENT

                   FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                 MOOG INC.

                         ------------------------

         TO BE HELD IN THE AUDITORIUM OF THE STUDIO ARENA THEATER
                    710 MAIN STREET, BUFFALO, NEW YORK
                           ON FEBRUARY 11, 1998

     This Proxy Statement is furnished to shareholders of record on December 26, 1997 by the Board of Directors of MOOG Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 11, 1998, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 5, 1998.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy shall be deemed to confer authority to vote the shares represented by the proxy "FOR" Proposal 1, the election of directors, "FOR" Proposal 2, the approval of the Moog Inc. 1998 Stock Option Plan and "FOR" Proposal 3, the ratification of KPMG Peat Marwick LLP as independent auditors for the fiscal year 1998.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Such revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

                                  GENERAL

     The Board of Directors has fixed the close of business on December 26, 1997, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 26, 1997, the Company had outstanding and entitled to vote, a total of 5,488,765 shares of Class A common stock ("Class A shares") and 1,603,086 shares of Class B common stock ("Class B shares"). Holders of Class A shares are entitled to elect at least 25% of the Board of Directors (rounded up to the nearest whole number) so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining seven directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting. The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The other matter submitted to the meeting may be adopted by a majority of the votes cast, a quorum of 2,744,384 Class A shares and 801,544 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value ("Series B Preferred Stock") are not entitled to vote on the matters upon which action is to be taken at the meeting.

     In accordance with New York law, abstentions are not counted in determining the votes cast in connection with the approval of the Moog Inc. 1998 Stock Option Plan and the ratification of the selection of KPMG Peat Marwick LLP as auditors of the Company for the 1998 fiscal year. Votes withheld in connection with the election of one or more nominees for director will not be counted and will have no effect.

                         CERTAIN BENEFICIAL OWNERS
                            SECURITY OWNERSHIP

     The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

                         CLASS A                  CLASS B
                         COMMON STOCK(1)          COMMON STOCK(1)(2)
                         --------------------     --------------------
                         AMOUNT AND               AMOUNT AND
                         NATURE OF                NATURE OF
NAME AND ADDRESS OF      BENEFICIAL    PERCENT    BENEFICIAL    PERCENT
OF BENEFICIAL OWNER      OWNERSHIP     OF CLASS   OWNERSHIP     OF CLASS
-------------------      ----------    ---------  ----------    ---------

Moog Inc. Savings and
Stock Ownership Plan
Trust(3)...............  148,104        2.7       514,311        32.1
  c/o Moog Inc. Jamison Rd.
  East Aurora, NY 14052
Moog Inc. Retirement Plan
Trust(4)...............  304,155        5.6       296,603        18.5
  c/o Moog Inc. Jamison Rd.
  East Aurora, NY 14052
Moog Family Agreement
as to Voting(5)........  144,288        2.6       270,988        16.9
  c/o Moog Inc. Jamison Rd.
  East Aurora, NY 14052
All directors and
officers as a group....  285,923        5.0       165,534        9.9
  (See "Election of
  Directors," particularly
  footnotes 2 and 9 to the
  Schedule on page 4.)
U.S. Bancorp...........  582,900        10.6      -0-            -0-
  111 S.W. Fifth Street
  Portland, OR 97208
David L. Babson &
Co., Inc...............  426,900        7.8       -0-            -0-
  One Memorial Drive
  Cambridge, MA 02142

Gabelli Funds,
Inc. et. al............  419,200        7.6       -0-            -0-
  One Corporate Center
  Rye, NY 10580
Montgomery Asset
Management L.P.........  389,900        7.1       -0-            -0-
  101 California St.
  San Francisco, CA 94111

----------------------
(1) See the table on pages 4 and 5 containing information concerning the shareholdings of directors and officers of the Company.

(2) Class B shares are convertible into Class A shares on a share-for-share basis.

(3) Of the shares shown as beneficially owned in the table, 36 unallocated shares of Class A Common Stock and 35,120 unallocated shares of Class B Common Stock held are voted by the Trustee, Marine Midland Bank, Buffalo, New York, as directed by the Investment Committee under the Savings and Stock Ownership Plan. An additional 148,068 Class A shares and 479,191 Class B shares allocated to individual participants under the Plan are voted by the Trustee as directed by the participant to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Investment Committee. As of September 30, 1997, 2,680 of the allocated Class A shares and 18,345 of the allocated Class B shares belong to officers and are included in the share totals in the table on pages 4 and 5 for all directors and executive officers as a group.

(4) Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(5) Does not include options to acquire 40,500 Class A shares and 17,000 Class B shares. See "Moog Family Agreement as to Voting" for an explanation as to how the shares shown in the table as beneficially owned are voted.


MOOG FAMILY AGREEMENT AS TO VOTING

     The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan L. Moog; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne M. Moog; and Albert K. Hill, former counsel to the Company, whose shares are not covered by the agreement.

     The agreement relates to 144,288 Class A shares and 270,988 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by each of the other parties to the agreement.

     Each of the named parties granted an irrevocable proxy covering that person's shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of: Richard A. Aubrecht, Constance Moog Silliman, Jeanne M. Moog, Douglas
B. Moog, Susan L. Moog and Albert K. Hill.

     The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

     The agreement, by its terms, continues in force until December 31, 2015, unless certain specified contingencies occur prior to that date.


                             ELECTION OF DIRECTORS

     One of three classes of the Board of Directors of the Company is elected annually to serve three year terms. Four directors are to be elected at the meeting, of which one is to be a Class A director and three are to be Class B directors. The Class A director's term of office expires at the meeting and he is to be re-elected by the holders of the outstanding Class A shares. One Class B director was appointed by the Board of Directors in 1997 and is to be elected by the holders of the outstanding Class B shares. The other two nominees for director have not previously served as directors of the Company and have been nominated to be elected as Class B directors by the holders of the outstanding Class B shares. All four nominees will be elected to hold office until 2001 and the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

NOMINEES AND DIRECTORS

     Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 1998 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

     Arthur S. Wolcott has been a member of the Board of Directors since 1977. Upon attaining 70 years of age, in deference to the Board's policies, Mr. Wolcott has determined not to stand for re-election.

     Except as otherwise noted, all of the nominees have previously served as directors and have been elected as directors at prior Annual Meetings of Shareholders.

                                                                                       SERIES B
                                                                                       PREFERRED
                                                  SHARES OF COMMON STOCK               STOCK(1)
                                     FIRST   -------------------------------------   -------------
                         PRINCIPAL   ELECTED           PERCENT            PERCENT           PERCENT
                    AGE  OCCUPATION  DIRECTOR  CLASS A OF CLASS  CLASS B  OF CLASS   SHARES OF CLASS
                    ---  ----------  --------  ------- --------  -------  --------   ------ --------

NOMINEES FOR
CLASS B DIRECTOR
TERM EXPIRING IN 2001

Kraig H. Kayser
  (2)(3)........    37   President,               100  *          -0-     -0-        -0-    -0-
                         Chief Executive
                         Officer, Seneca
                         Foods
                         Corporation

Robert H. Maskrey
  (4)..........     56   Vice President,       41,235  *         20,475   1.3        13,111 13.8
                         Moog Inc.

Albert F. Myers
  (5)...........    51   Vice        1997        -0-   -0-        -0-     -0-        -0-    -0-
                         President,
                         Treasurer,
                         Northrop
                         Grumman
                         Corporation


                                                                                      SERIES B
                                                                                      PREFERRED
                                                  SHARES OF COMMON STOCK              STOCK(1)
                                     FIRST   -------------------------------------  ---------------
                         PRINCIPAL   ELECTED             PERCENT            PERCENT         PERCENT
                     AGE OCCUPATION  DIRECTOR CLASS A    OF CLASS CLASS B   OF CLASS SHARES OF CLASS
                     --- ----------  -------- -------    -------- -------   -------- ------ --------

NOMINEE FOR
CLASS A DIRECTOR
TERM EXPIRING IN 2001

Robert R. Banta....  55  Executive   1991        100     *        17,000    1.1      11,111 11.7
                         Vice
                         President,
                         Chief Financial
                         Officer,
                         Assistant
                         Secretary, Moog
                         Inc.

CLASS B DIRECTORS
CONTINUING IN OFFICE
TERM EXPIRING IN 2000

Richard A. Aubrecht
  (6)..............  53  Vice        1980     42,493     *        24,980    1.5      17,222 18.2
                         Chairman
                         of the Board,
                         Vice President,
                         Moog Inc.

John D. Hendrick...  59  President,  1994        -0-     -0-       1,000    *          -0-  -0-
                         Director,
                         Okuma
                         America Corp.




TERM EXPIRING IN 1999

Kenneth J. McIlraith 70  Retired     1976      6,000     *         8,304    *          -0-  -0-
                         Banking
                         Executive

Joe C. Green.......  56  Executive   1986     40,857     *        19,967    1.2      11,111 11.7
                         Vice
                         President,
                         Chief Admin.
                         Officer,
                         Moog Inc.

CLASS A DIRECTORS
CONTINUING IN OFFICE
TERM EXPIRING IN 2000

Peter P. Poth(7)...  68  Retired     1984      -0-       -0-       3,614    *          -0-  -0-
                         Executive

TERM EXPIRING IN 1999

Robert T. Brady(8).  56  Chairman    1984     53,636     1.0      29,792    1.9      11,111 11.7
                         of the
                         Board,
                         President,
                         Chief Executive
                         Officer,
                         Moog Inc.

All directors and
officers as a group
(seventeen persons)..                         285,923(9) 5.0      165,534(9)9.9      83,771 88.3

---------------
 *  Does not exceed one percent of the class.

(1) Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .08585 Class A share. Under an agreement dated October 15, 1988, as amended, the eight holders of the Series B Preferred Stock appointed as proxies Vice President Richard C. Sherrill and Vice President and nominee Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares.

(2) Does not include 99,900 Class A shares and 20,300 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 55,900 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President, a director and a major shareholder. Also excluded are 89,700 Class A shares held by the Seneca Foods Foundation, of which Mr. Kayser is a director (see "Certain Beneficial Owners").

(3) Mr. Kayser has been nominated to serve as a Director of the Company commencing in February 1998 and has not been previously elected by shareholders. Mr. Kayser has been President and Chief Executive Officer of Seneca Foods Corporation since 1993. Prior to joining Seneca Foods Corporation in 1991, Mr. Kayser was a Vice President of J.P. Morgan Investment Management. He received his B.A. from Hamilton College and M.B.A. from Cornell University.

(4) Mr. Maskrey has been nominated to serve as a Director of the Company commencing in February 1998 and has not been previously elected by shareholders. Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. Mr. Maskrey received his B.S. and M.S. in mechanical engineering from M.I.T.

(5) Mr. Myers was elected a Director of Moog in 1997, but has not previously been elected by shareholders. He is Corporate Vice President and Treasurer of Northrop Grumman Corporation. Formerly Chief of the Controls Branch at NASA's Dryden Flight Research Center, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in mechanical engineering from the University of Idaho. In addition, he completed a Sloan Fellowship at M.I.T. where he received an M.S. in industrial management.

(6) Nancy Moog Aubrecht, wife of Richard A. Aubrecht, is the beneficial owner of 29,569 Class A shares and 39,658 Class B shares, which are not included.

(7) Mr. Poth was Vice Chairman of Delaware North Companies, Incorporated from November 1991 until he retired in December 1992, and was its President from February 1, 1989 to October 31, 1991. From July 1983 to December 1987, he was Executive Vice President -- Administration, and from December 1, 1987 to February 1, 1989, he was a business consultant for that company.

(8) Not included are 200 Class A shares owned by Mr. Brady's wife and 1,000 Class A shares and 3,600 Class B shares owned by Mr. Brady's wife as custodian for their children.

(9) Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the "Moog Family Agreement as to Voting" described on page 3. Includes 205,300 Class A shares and 68,000 Class B shares subject to currently exercisable options. Officers and directors of the Company have entered into an agreement among themselves and with the Company's Savings and Stock Ownership Plan (the "SSOP"), the Employees' Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees' Retirement Plan and the Company have an option to purchase the shares being sold.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 27, 1997, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all required reports regarding their beneficial ownership of Company securities except Mr. Wolcott, who filed one report eight days late.


OTHER DIRECTORSHIPS

     Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

NAME OF DIRECTOR                        COMPANY
-------------------------------------   -----------------------------------

Robert T. Brady......................   First Empire State Corporation;
                                        Seneca Foods Corporation; Acme
                                        Electric Corporation; Astronics
                                        Corporation; National Fuel Gas
                                        Company
Arthur S. Wolcott....................   Seneca Foods Corporation
Richard A. Aubrecht..................   R. P. Adams Company, Inc.
Kraig H. Kayser......................   Seneca Foods Corporation


BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     From October 1, 1996 to September 27, 1997, the Board of Directors held four meetings. Standing committees of the Board of Directors and the number of meetings they each held were as follows:

                              NUMBER OF
          COMMITTEES          MEETINGS                 MEMBERS
---------------------------   ---------      ----------------------------

Audit........................    3           Messrs. Hendrick, McIlraith,
                                             Poth, Wolcott and Meyers
Executive....................    0           Messrs. Aubrecht, Banta,
                                             Brady, Green and Poth
Executive Compensation.......    1           Messrs. Hendrick, McIlraith,
                                             Poth and Wolcott
Stock Option.................    0           Messrs. Hendrick, McIlraith,
                                             Poth and Wolcott


     Every member of the Board of Directors attended at least 75% of meetings of the Board of Directors and of all committees on which he served except Mr. Wolcott (who is not standing for re-election) who attended two of three Audit Committee Meetings.

     The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the compensation of corporate officers and oversees the compensation of top management of the Company. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Audit Committee recommends the engaging and discharging of the independent auditors, acts as liaison between the independent auditors and the Board of Directors, and oversees the Company's internal accounting controls. The Board of Directors does not have a Nominating Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR CLASS B DIRECTOR AND THE NOMINEE FOR CLASS A DIRECTOR.


                       COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee (the "Compensation Committee") determines the compensation of Corporate officers and oversees the administration of executive compensation programs. The Compensation Committee is composed solely of independent, nonemployee Directors of the Company. Messrs. McIlraith, Poth, Hendrick and Wolcott served on the Compensation Committee for the past fiscal year. The Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

     The goals of the Company's executive compensation program are to:

          1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment,

          2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

          3. Align executives' performance and financial interests with shareholder value.

     It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. Presently and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.


SALARIES

     Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Compensation Committee reviews management recommendations for executives' salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.


MANAGEMENT PROFIT SHARING PLAN

     Under the Management Profit Sharing Plan, which is a part of an overall Employee Profit Sharing Plan approved by the Board of Directors, an individual executive's annual profit share is determined by multiplying the base salary by the product of the Company's net margin and a multiple which varies with the executive's accountabilities. The Company uses net margin as the performance parameter because it is the principal determinant of Return on Investment and its measurement is clear. The annual net margin is not affected by other complicating factors in the Company's financial structure.

     There is no management profit share paid unless the Company's net margin is at least 2% for the fiscal year. This plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended the entire profit share plan or paid only a portion of the plan. Seventy-five percent (75%) of the normal management profit share was paid to executives for Fiscal 1997. Such profit share was payable to executive officers on January 2, 1998, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.


STOCK OPTIONS

     Stock option plans have been used in past years to relate the long-term financial interests of executives with those of shareholders.

     The Company had an Incentive Stock Option Plan and a Non-Statutory Stock Option Plan, both of which expired on December 31, 1992. Options granted under these plans and shown in the Fiscal Year-End Option/SAR Values Table on page 10 remain outstanding. All stock options granted under these plans were priced at the fair market value of the underlying stock as of the date of the grant.


OTHER COMPENSATION PLANS

     In order that the total aggregated compensation package provided officers meets the Company's goals, officers are provided certain additional benefit plans as discussed on pages 11 and 12. These plans are comparable to those provided to executives in companies surveyed by the Company's professional compensation consultants.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determines the Chief Executive Officer's salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

     The Company has closely managed its business plans over the past several years in response to changing demands in a more competitive global marketplace. The Company has also completed several strategic acquisitions which strengthened its market position. The management actions have resulted in continuing improvement of overall financial performance. The fiscal 1997 results again improved significantly over the prior year. In view of the Company's strong performance, the Compensation Committee granted salary increases to the Chief Executive Officer and other officers in 1997.

     Mr. Brady was elected Chairman of the Board in February 1996, and continues as Chief Executive Officer. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of today's diverse global business environment. His efforts not only have resulted in improved Company performances during fiscal 1997, but also have positioned the Company for continued success in the future.

     The Compensation Committee believes that its actions have been an effective implementation of the Company's overall compensation policies.


John D. Hendrick         Kenneth J. McIlraith
Peter P. Poth            Arthur S. Wolcott

                       STOCK PRICE PERFORMANCE GRAPH

                               1992 -- 1997

     The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock with that of the AMEX Market Value Index, a major market index of the American Stock Exchange, and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor's Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1992 in each of the Company's Class A Common Stock, the stocks included in the AMEX Market Value Index and the stocks included in the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                         MOOG INC.
Measurement Period       CLASS                              S & P
(Fiscal Year Covered)    'A'       AMEX MARKET VALUE   AEROSPACE/DEFENSE

Sep-92                   100            100                 100
Sep-93                   174            122                 136
Sep-94                   177            122                 152
Sep-95                   320            145                 234
Sep-96                   514            152                 320
Sep-97                   911            191                 396


                        SUMMARY COMPENSATION TABLE

     The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 27, 1997, and September 30, 1996 and 1995, of those persons who were, at September 27, 1997, the Company's five most highly compensated executive officers (the "Named Executives").

                                             ANNUAL COMPENSATION           SECURITIES
                                          ------------------------         UNDERLYING   ALL OTHER
                                             SALARY    BONUS     OTHER     OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR       ($)      ($)(1)      ($)          (#)       ($)(2)
---------------------------        -----     ------    ------    -----     ----------  ------------
Robert T. Brady............        1997      403,918   65,586    10,382    0           5,188
  Chairman of the Board,           1996      362,473   33,601    10,234    0           5,188
  President, Chief Executive       1995      347,675   0         10,072    0           3,321
  Officer

Joe C. Green...............        1997      272,925   43,603     3,098    0           4,486
  Executive Vice President,        1996      257,769   23,950     3,208    0          44,105
  Chief Administrative Officer     1995      244,892   0          3,263    0           7,185

Robert H. Maskrey..........        1997      250,186   39,938    10,579    0           5,058
  Vice President                   1996      236,646   21,937     9,719    0           3,458
                                   1995      225,936   0          7,224    0           3,281

Robert R. Banta............        1997      246,155   39,326     7,761    0         149,129
  Executive Vice President,        1996      232,485   21,600     6,156    0           2,514
  Chief Financial Officer          1995      220,365   0          5,375    0           6,693

Richard A. Aubrecht........        1997      235,427   37,612     5,250    0           4,889
  Vice Chairman of the Board,      1996      223,123   20,659     2,942    0           4,758
  Vice President                   1995      214,793   0          4,386    0           4,490


---------------
(1)  Such bonuses were payable on January 2, 1997, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.

(2)  Amounts shown for 1997 include $0, $198, $950, $0 and $2,375 representing Company matching contributions to the Company's Savings and Stock Ownership Plan, $0, $0, $0, $146,500, and $0
     representing payments for Stock Appreciation Rights, and $5,188, $4,288, $4,108, $2,629 and
     $2,514 representing premiums on group life insurance, paid by the Company on behalf of Messrs.
     Brady, Green, Maskrey, Banta and Aubrecht, respectively.


                   FISCAL YEAR-END OPTION/SAR VALUES(1)

     Shown below is information as to the number and value of currently exercisable but as yet unexercised options and stock appreciation rights ("SARs") granted during prior years under the Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan to the Named Executives. Both of these plans terminated in accordance with their own provisions on December 31, 1992.

                                      NUMBER OF
                                     SECURITIES
                                     UNDERLYING
                                     UNEXERCISED                      VALUE OF UNEXERCISED
                                   OPTIONS AND SARS                      IN-THE-MONEY
                                        AT                            OPTIONS AND SARS AT
                         SHARES ACQUIRED     FISCAL                        FISCAL
                         ON EXERCISE (#)     YEAR-END                     YEAR-END
                         -------------------------------  --------------------------------------
                         CLASS B             CLASS B      CLASS B
NAME                     CLASS A   & SAR'S   REALIZED($)  CLASS A   & SAR'S   CLASS A    & SAR'S
----------------------   -------   -------   -----------  -------   --------  -------    -------
Robert T. Brady.......        0         0            0    45,000    34,000    $1,436,125 $752,250
Joe C. Green..........   18,500         0    $ 313,563    22,000    34,000       715,125  752,250
Robert H. Maskrey.....        0         0            0    40,500    34,000     1,287,688  752,250
Robert R. Banta.......    2,100    34,000    $ 312,425         0         0             0        0
Richard A. Aubrecht...        0         0            0    40,500    34,000     1,287,688  752,250


---------------
(1)  All Class A and Class B options and SARs are currently exercisable. Class B options are exercisable in tandem with SARs.


                        EMPLOYEES' RETIREMENT PLAN

     Under the Company's Employees' Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Employees' Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

     Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average type plan. Base annual rate of pay for prior service compensation is determined as of January 1, 1984, but in no event may this amount exceed the average rate based upon the five highest January 1 pay rates preceding the plan year of date of determination. Effective October 1, 1989, future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) through September 30, 1994, and $150,000 (as indexed) thereafter.

     The prior service pension is 3/4% of the first $9,000 of prior service compensation, plus 1 3/4% of the excess, multiplied by prior service but not less than the accrued benefit as of September 30, 1984, determined under the prior plan. The future service pension for each year of credited service after September 30, 1984, and before October 1, 1986, is 3/4% of the first $9,000 of future service compensation for such year plus 1 3/4% of the excess. The future service pension for each year of credited service after September 30, 1986, and prior to October 1, 1989, is 3/4% of the first $12,000 of future service compensation for such year, plus 1 3/4% of the excess.

     Effective October 1, 1989, the future service pension for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1 3/4% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.


                       SUPPLEMENTAL RETIREMENT PLAN

     The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

     The Supplemental Retirement Plan provides benefits for an eligible officer at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary of such officer prior to retirement, less any benefits payable under the Employees' Retirement Plan, and also less the primary Social Security benefit of such officer at age
65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

     A participant's benefits are vested in the event of an involuntary termination of employment other than for active wrongdoing or other grievous cause. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change in ownership or control of the Company is deemed an involuntary termination.

     The projected annual benefits, assuming level continuation of payable at normal retirement age for each of the Named Executives under the Employees' Retirement Plan and the Supplemental Retirement Plan are:


                                        PROJECTED ANNUAL BENEFIT
                                        PAYABLE AT NORMAL
NAME                                    RETIREMENT AGE
-----                                   ------------------------
Robert T. Brady......................        $254,095
Joe C. Green.........................         164,132
Robert H. Maskrey....................         148,899
Robert R. Banta......................         146,541
Richard A. Aubrecht..................         139,348


                EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

     Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements with the Company.

     The Employment Termination Benefits Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, the executive is entitled to the cash equivalent of any accrued extended vacation, but is not entitled to participate in any profit sharing award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any extended vacation benefits and stock options may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit sharing award payable after termination.

     Upon an involuntary termination, the executive is immediately vested under the Employees' Retirement Plan and Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Plan. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option's exercise price. The executive is entitled to accrued extended vacation benefits, as well as to the continuation of base compensation for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change in control of the Company, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

     During the term of the Employment Termination Benefits Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Employment Termination Benefits Agreements, the executive may not compete with the Company.


             DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

     On October 25, 1997, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $89,975. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.


                         COMPENSATION OF DIRECTORS

     Non-management directors are paid $1,667 per month and reimbursed for expenses incurred in attending Board and committee meetings. They received aggregate remuneration of $112,333 for the fiscal year ended September 27, 1997, including all fees paid to Warren B. Cutting, Director Emeritus.


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hendrick, McIlraith, Poth and Wolcott served on the
Compensation Committee for the past fiscal year. Mr. Wolcott is also Chairman of the Board and a major shareholder of Seneca Foods Corporation ("Seneca"). Mr. Brady, the Company's Chairman, President and Chief Executive Officer, is a director of Seneca.

               APPROVAL OF MOOG INC. 1998 STOCK OPTION PLAN

     The Board of Directors has approved the adoption of a new stock option plan, the Moog Inc. 1998 Stock Option Plan (the "1998 Plan" or the "Plan") for 600,000 Class A shares, subject to approval by the shareholders at this Annual Meeting. The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of Class A shares and Class B shares entitled to vote is required for the adoption of this proposal.

     The Board of Directors believes that it is in the Company's best interest to adopt the 1998 as stated under "Purpose", in light of the termination of both the Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan in accordance with their own provisions on December 31, 1992, and to provide for future awards. Accordingly, shareholders are being requested at the Annual Meeting to consider and approve the adoption of the 1998 Plan by the Company. For the full text of the 1998 Plan, see Exhibit A to this Proxy Statement.

TYPE OF AWARDS

     The Plan would provide for grants of incentive stock options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. Under the Plan, incentive stock options and non-qualified stock options would be available for grant to officers and key personnel of the Company. Non-qualified stock options would also be available for grant to non-employee directors under the Plan.

PURPOSE

     The purpose of the 1998 Plan is to further the Company's growth and development by providing to non-employee directors and officers and other key employees who are in a position to contribute materially to the prosperity of the Company, through ownership of stock of the Company, an incentive to increase their interest in the Company's welfare and continue their services and to afford a means through which the Company can attract to its service other employees of outstanding ability.

ADMINISTRATION

     The 1998 Plan will generally be administered by the Stock Option Committee (the "Committee") or such other committee designated and authorized by the Board of Directors (the "Board") to administer the Plan. The Committee shall consist of not less than two members of the Board, each of whom is a "Disinterested Board Member" (as defined in the Plan). The Committee will have the sole authority and discretion to select employees to participate in the Plan, to grant options, to specify the terms and conditions of such options (within the limitations of the Plan), to do all things necessary and proper for the administration of the Plan, and otherwise to interpret and construe the terms and provisions of the Plan and any agreements governing options granted thereunder. The Board must approve any grant of non-qualified stock options to a non-employee director and such non-employee director must abstain from voting on such grant. The Committee, as it may deem advisable, may issue rules and regulations for the administration of the Plan. When so directed by the Committee, appropriate officers of the Company shall execute and deliver on behalf of the Company such options, agreements and other instruments as the Committee may determine necessary to the implementation of the Plan. The Committee may adopt and/or construe an appropriate form for any such options or agreements and instruments, which forms shall contain such provisions or conditions as the Committee deems necessary or advisable in carrying out the purposes of the Plan, provided, however, that no such provision or condition shall be inconsistent with the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 1998 Plan or in any option or agreement in the manner and to the extent it shall deem expedient to carry it into effect. The Committee's determinations shall be conclusive.

ELIGIBILITY AND PARTICIPATION

     Options may be granted under the 1998 Plan only to non-employee directors, full-time salaried officers and key employees of the Company and its subsidiaries. Incentive stock options may not be granted under the Plan to any person who, at the time of the grant, is the beneficial owner of more than 10% of the combined voting power of all classes of voting securities then outstanding of the Company (a "10% Beneficial Owner") unless such incentive stock options are granted at a price equal to at least 110% of the fair market value of the Class A shares at the date of grant. In addition, incentive stock options held by 10% Beneficial Owners may not be exercisable for more than five years from the date of grant.
The aggregate market value of Class A shares (determined at the time the option is granted) with respect to which incentive stock options are exercisable for the first time by an option holder during any calendar year shall not exceed $100,000. In addition, the maximum number of Class A shares with respect to which any optionee may be granted options during any calendar year shall not exceed 15,000 Class A shares.

SHARES AVAILABLE FOR GRANT

     The 1998 Plan authorizes the Committee to grant awards during the period from February 11, 1998 to November 13, 2007. Subject to equitable adjustment, 600,000 Class A shares have been reserved by the Board of Directors for issuance upon exercise of options granted under the 1998 Plan.

     The shares sold under the 1998 Plan may either be authorized and unissued shares or issued shares reacquired by the Company. Unless and until the Board of Directors shall determine to purchase shares in the market for the purpose of the Plan or to use treasury shares, the shares sold under the Plan shall be authorized and unissued shares reserved for such purpose. In the event that any options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under those options shall be available again for purposes of the Plan.

TERMS AND CONDITIONS OF OPTIONS

     Nothing contained in the 1998 Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of an option thereunder. The granting of an option pursuant to the Plan and the acquisition of any rights as an option holder shall take place only when the Committee (or the Board in the case of an option granted to a non-employee director) authorizes the issuance of an option, and a formal written and executed option agreement is delivered to the holder of the option.

     An option shall be deemed to have been granted on the date fixed in the resolution of the Committee (or the Board in the case of an option granted to a non-employee director) authorizing the granting of such option, provided such date shall not be prior to the date of the adoption of such resolution. If no date is fixed by such resolution, the option shall be deemed to have been granted on the date of adoption of the resolution, provided that the agreement relating to the option shall be executed and delivered within thirty days therefrom, otherwise the option shall be deemed to have been granted on the date of delivery of such agreement to the optionee.

  Purchase Price

     The purchase price of each Class A share under each option granted to an officer or key employee will be determined by the Committee but may not be less than the fair market value of a Class A share (110% in the case of an incentive stock option granted to a 10% Beneficial Owner) on the date the option is granted, as determined in good faith by the Committee. The purchase price of each Class A share under each option granted to a non-employee director will be determined by the Board but may not be less than the fair market value of a Class A share on the date the option is granted, as determined in good faith by the Board and the non-employee director shall abstain from voting on such determination. Such payment may be rendered in cash or by duly endorsed certificates representing the option holder's ownership of other shares of the Company's Common Stock.

  Exercise of an Option

     As specified by the 1998 Plan, no option granted under the Plan may be exercised after ten years from the date of its grant. Each option granted shall be exercisable only during such period as the Committee (or the Board in the case of an option granted to a non-employee director) may determine, beginning not less than one year and ending not more than ten years after the date upon which the option is granted, except as discussed below with respect to termination of employment or termination of directorship of non-employee directors. Within such limits each option shall provide, as determined by the Committee (or the Board in the case of an option granted to a non-employee director), the time or times at which and the number of Class A shares for which it may be exercised. Unless otherwise provided in the Committee's (or the Board's) action, each option shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the term of the option.

     Options granted under the Plan may be exercised by the delivery of written notice signed by the option holder to the Company at its principal executive offices stating the option holder's election to exercise the option and specifying the number of Class A shares with respect to which the option holder is exercising the option. Such notice must be accompanied by payment in full of the exercise price for the shares, in cash or shares of Company Common Stock.

     An option holder will have no rights with respect to the shares underlying an option granted under the Plan until such option is exercised in the manner provided by the related option agreement and such shares are actually issued to him.

  Termination of Employment

     Options granted under the 1998 Plan which are held by persons whose employment with the Company terminates due to death or disability while employed by the Company may be exercised by such employee or the legal representative of his estate within one year, subject to any restrictions on exercise in effect at the time of such death or termination. Options granted under the Plan which are held by persons who terminate their employment with the Company for any other reason may be exercised by such persons to the extent such options were exercisable on the date of termination, until the earlier of three months from the date of termination of employment or the stated expiration date of the options; provided, however, that options held by persons whose employment is terminated for cause, as determined in the sole discretion of the Committee, shall expire immediately; and provided further, if the holder of an option dies within three months after termination of employment other than for cause, the option may be exercised by the legal representative of the option holder's estate for a period of one year from the date of termination of employment, but in no event after the expiration date of the option.

  Termination of Directorship of Non-Employee Director

     An option granted to a non-employee director whose term as a director terminates due to death or disability while a director of the Company may be exercised by such director or the legal representative of his estate within one year, subject to any restrictions on exercise in effect at the time of such death or termination. Options granted to a non-employee director whose term as a director of the Company terminates for any other reason may be exercised by such director to the extent such options were exercisable on the date of termination as a director, until the earlier of three months from the date of such termination or the stated expiration date of the options. If a non-employee director dies within three months after ceasing to be a director of the Company, the non-employee director's options may be exercised by the legal representative of his estate for a period of one year from the date of such cessation, but in no event after the expiration date(s) of the options.

  Change in Control

     In the event of a "Change in Control" (as defined in the 1998 Plan) of the Company, all outstanding, unexpired options shall become exercisable as of the date of the Change in Control.

  Non-Transferability of Options

     An option granted under the 1998 Plan will generally be non-transferable by the optionee (except by will or the laws of descent and distribution), and is exercisable only by the optionee during his lifetime. The Committee (or the Board in the case of options granted to non-employee directors), however, may, in its sole discretion, authorize all or a portion of the options granted to an optionee to be granted on terms which permit the transfer by the optionee to certain family members (or trusts or partnerships for the benefit of or owned only by certain family members) provided there is no consideration for the transfer. Subsequent transfers of transferred options are prohibited, except transfers by will or the laws of descent and distribution). Transferred options remain subject to the same terms and conditions as were applicable immediately before transfer.


AMENDMENT OR TERMINATION

     The 1998 Plan will authorize the Board to amend the Plan without the approval of the Shareholders whenever the Board deems an amendment advisable. However, the Board may not, without stockholder approval, adopt any amendment which, if not approved by shareholders, would cause the Plan or grants made thereunder not to be exempt under Section 16 of the Exchange Act pursuant to Rule 16b-3. No termination or amendment of the 1998 Plan may, without the consent of the option holder, adversely affect outstanding options.

     The 1998 Plan will terminate on November 13, 2007; however, options granted under the Plan which are outstanding upon the expiration of the Plan will not be terminated or otherwise affected by such expiration.

FEDERAL TAX ASPECTS

  Incentive Stock Options

     Generally, a person who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise and the Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. Under certain circumstances, however, an option holder may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. Generally, the gain realized but not recognized upon the exercise of an incentive stock option (equal to the difference between the fair market value of the shares received upon exercise of the incentive stock option and the purchase price paid for such shares) is included in the option holder's alternative minimum taxable income and, depending upon the option holder's overall tax situation, he may be required to pay alternative minimum tax on such gain.

     If an option holder does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. An option holder must also own the shares of stock acquired upon exercise of an incentive stock option for more than eighteen months for the gain or loss realized on the sale to qualify as long-term capital gain or loss.

     If an option holder disposes of the shares received upon the exercise of an incentive stock option either (1) within one year of the transfer of the shares to him or (2) within two years after the incentive stock option was granted, the option holder will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the incentive stock option was exercised over the purchase price paid for the shares upon exercise and
(b) the amount of gain realized on the sale. Any gain realized in excess of the compensation income recognized, and any loss realized, will be long-term or short-term capital gain or loss, depending upon the length of the period the option holder held the shares. If an option holder is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of an incentive stock option, the Company, subject to general rules relating to the reasonableness of the option holder's compensation and the limitation under
Section 162(m) of the Code, will be entitled to a deduction for an equivalent amount.

     If an option holder exercises an incentive stock option by transferring shares of Company Common Stock to the Company to pay all or part of the purchase price, the option holder will not recognize gain or loss with respect to the already owned shares exchanged. The number of shares of stock received upon exercise of the incentive stock option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The remaining shares received will have a basis equal to the cash paid, if any, on the exercise.

  Non-Qualified Stock Options

     A person who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the purchase price of the shares and the fair market value of the shares on the date of exercise. Subject to general rules relating to the reasonableness of the option holder's compensation and the limitation under Section 162(m) of the Code, the Company is entitled to a corresponding deduction for the same amount.

     If an option holder exercises a non-qualified stock option by transferring shares of Company Common Stock to the Company to pay all or part of the purchase price, the option holder will not recognize gain or loss with respect to the already owned shares exchanged. The number of shares of stock received upon exercise of the non-qualified stock option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The fair market value of the additional shares received will be includible in the option holder's income upon exercise and the option holder's basis in such shares will equal such value.

  Section 162(m)

     Section 162(m) of the Code generally limits to $1 million the amount of compensation paid to certain "covered employees" of a publicly held corporation (generally, the corporation's chief executive officer and four most highly compensated executive officers other than the chief executive officer) that can be deducted by the corporation for the year. Certain performance-based compensation, the material terms of which are disclosed to the corporation's stockholders and approved by a majority vote of the stockholders, is exempt from the $1 million limitation. Based on regulations promulgated under Section 162(m), grants of stock options to covered employees under the Plan would appear to qualify for the exemption from the $1 million limitation as performance-based compensation.


NEW PLAN BENEFITS

     To date, no option grants have been made under the 1998 Plan. It is not determinable at this time what benefits, if any, each of the persons or groups eligible to receive grants under the 1998 Plan will receive under the Plan because awards to key employees under the 1998 Plan are at the discretion of the Committee.

     The exercise or base price of each stock option will be determined by the Committee, but will not be less than the fair market value of each share of stock issued under the 1998 Plan. The closing price of the Class A shares as reported on the American Stock Exchange on December 26, 1997 was $34.125 per share; and the aggregate market value of the Class A shares available for issuance under the 1998 Plan was $20,475,000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
1998 PLAN.

                           INDEPENDENT AUDITORS

     The Board of Directors, on recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 1998. Representatives of KPMG Peat Marwick LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS AUDITORS FOR FISCAL YEAR 1998.


             PROPOSALS OF SHAREHOLDERS FOR 1999 ANNUAL MEETING

     Proposals of shareholders intended to be presented to the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to September 1, 1998, for inclusion in the Proxy Statement for that meeting.

                               OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

     Copies of the 1997 Annual Report of the Company are being mailed to shareholders, together with this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Treasurer of the Company, East Aurora, New York 14052.

                              By Order of the Board of Directors

                              JOHN B. DRENNING, Secretary

Dated:    East Aurora, New York
          January 5, 1998

                                 EXHIBIT A

                                 MOOG INC.
                          1998 STOCK OPTION PLAN

                                I.  PURPOSE

     1.1 General. Moog Inc., a New York corporation (the "Company"), establishes this 1998 Stock Option Plan (the "Plan") to further the Company's growth and development by providing to non-employee directors and officers and other key employees who are in a position to contribute materially to the prosperity of the Company, through ownership of stock of the Company, an incentive to increase their interest in the Company's welfare and continue their services and to afford a means through which the Company can attract to its service other employees of outstanding ability.

     1.2 Form of Options. Options granted under the Plan may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both, as determined by the Committee (as defined below) at the time of grant.


                            II.  ADMINISTRATION

     2.1 Stock Option Committee. The Plan shall generally be administered by the Stock Option Committee ("Committee") of the Board of Directors of the Company ("Board"). The Committee shall consist of not less than two members of the Board, each of whom is a "Disinterested Board Member". For purposes of the Plan, the term "Disinterested Board Member" means a member of the Board who (a) is not a current employee of the Company or any subsidiary of the Company ("Subsidiary"), (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director, and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to
Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term "Disinterested Board Member" shall be interpreted in such manner as shall be necessary to conform to the requirements of
Section 162(m) of the Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"). Except as otherwise provided herein, the Committee, to be appointed by the Board, shall have full and complete power and authority to do all things necessary and proper for the administration of the Plan, including the power to interpret and construe its terms and provisions and to determine the individuals selected to receive options, the times when they shall receive them, the number and class of shares to be subject to each option, whether any option is an incentive stock option or a non-qualified stock option, and the option price. Notwithstanding any other provision of the Plan, non-employee directors may only be granted non-qualified stock options under the Plan, the Board must approve any grant of non-qualified stock options to a non-employee director and such non-employee director must abstain from voting on such grant.

     2.2 Rules and Regulations. The Committee, as it may deem advisable, may issue rules and regulations for the administration of the Plan. When so directed by the Committee, appropriate officers of the Company shall execute and deliver on behalf of the Company such options, agreements and other instruments as the Committee may determine necessary to the implementation of the Plan. The Committee may adopt and/or construe an appropriate form for any such options or agreements and instruments, which forms shall contain such provisions or conditions as the Committee deems necessary or advisable in carrying out the purposes of the Plan, provided, however, that no such provision or condition shall be inconsistent with the Plan.

     2.3 Defects or Omissions. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or agreement in the manner and to the extent it shall deem expedient to carry it into effect, and shall be the sole and final judge of such expediency. The Committee's determination shall be conclusive.


                      III.  STOCK SUBJECT TO THE PLAN

     3.1 Number of Shares. Shares of the Company's Class A Common Stock, $1.00 par value ("Class A Common Stock") shall be subject to the Plan. The total number of shares of Class A Common Stock which may be sold pursuant to options granted under the Plan shall not exceed 600,000 shares, as adjusted as provided in Section 3.2. The shares sold under the Plan may either be authorized and unissued shares or issued shares reacquired by the Company. Unless and until the Board shall determine to purchase shares in the market for the purpose of the Plan or to use treasury shares, the shares sold under the Plan shall be authorized and unissued shares reserved for such purpose. In the event that any options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under those options shall be available again for the purpose of the Plan.

     3.2 Adjustments. Notwithstanding any provision of the Plan, in the event of any change in any shares of the outstanding Class A Common Stock or Class B Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or action of like nature, the aggregate number and class of shares as to which options may be granted to any individual and the number and class of shares subject to each outstanding option and the option prices shall be appropriately adjusted by the Committee, whose determination shall be conclusive.


                    IV.  ELIGIBILITY AND PARTICIPATION

     4.1 Participants. Options may be granted only to non-employee directors, full-time salaried officers and key employees of the Company or any of its subsidiaries.

     4.2 Annual Limitations. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the shares of Class A Common Stock of the Company with respect to which options are exercisable for the first time by any individual during any calendar year under the Plan (and incentive stock options under all plans of the Company or of any "parent corporation" or "subsidiary corporation," as defined in Sections 424(e) and (f) of the Code) exceeds $100,000, such options shall be treated as non-qualified stock options. The maximum number of shares of Class A Common Stock with respect to which any optionee may be granted options during any calendar year shall not exceed 15,000 shares.

     4.3  Voting Power Limitation Applicable to Incentive Stock Options.
If an incentive stock option is to be granted to an individual who at the time the option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (as determined under Section 424(d) of the Code), the option price set out in the applicable portion of Section 5.1 hereof shall read "but shall not be less than 110 percent of its 'Fair Market Value"' and the period of exercise set out in the applicable portion of Section 6.1 hereof shall read "and ending not more than 5 years after the date on which the option is granted".


                                 V.  PRICE

     5.1 Determination. The purchase price of a share of Class A Common Stock under each option granted to an officer or key employee shall be determined by the Committee, but shall not be less than 100% of its Fair Market Value at the time of granting of the option, as determined in good faith by the Committee. The purchase price of a share of Class A Common Stock under each option granted to a non-employee director shall be determined by the Board, but shall not be less than 100% of its Fair Market Value at the time of granting of the option, as determined in good faith by the Board and the non-employee director shall abstain from voting on such determination.

     5.2 Payment. Upon exercise of the option the purchase price of the shares being purchased shall be paid in full with cash or with stock of the Company.

     5.3 Use of Proceeds. The proceeds from the issuance of Class A Common Stock upon the exercise of an option are to be added to the funds of the Company available for its general corporate purposes.


                          VI.  EXERCISE OF OPTION

     6.1 Period of Exercise. Each option granted under the Plan shall be exercisable only during such period as the Committee (or the Board in the case of an option granted to a non-employee director) may determine beginning not less than one year and ending not more than ten years after the date upon which the option is granted, except as such period may be modified under the provisions of Sections 6.2 or Articles VIII or XIX hereof. Within such limits each option shall provide, as determined by the Committee (or the Board in the case of an option granted to a non-employee director), the time or times at which and the number of shares of Class A Common Stock for which it may be exercised. Unless otherwise provided in the Committee's or the Board's action, each option shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the term of the option. The holder of an option shall have no rights as a shareholder with respect to shares subject to the option until such shares shall have been issued to him upon exercise of the option.

     6.2  Change in Control.

     (a) In the event of a "Change in Control" (as defined below) of the Company, all outstanding, unexpired options shall become exercisable as of the date of the Change in Control.

     (b)  A "Change in Control" shall be deemed to have occurred if:

          (i) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than (a) the Company or (b) any corporation owned, directly or indirectly, by the Company or the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of two consecutive years, there is elected 25% or more of the members of the Board of the Company without the approval or the nomination of such members by a majority of that portion of the Board consisting of members who were serving at the beginning of the two-year period;

         (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
     (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 80% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such consolidation; or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 25% of the then-outstanding securities; or

          (iv) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


              VII.  LIMITATIONS ON TRANSFERABILITY OF OPTIONS

     7.1 General. Except as otherwise provided herein and in the option agreement, no option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an option may be exercised, during his lifetime, only by the optionee.

     7.2. Discretion to Permit Certain Transfers.  Notwithstanding
Section 7.1 of the Plan, the Committee (or the Board in the case of an option granted to a non-employee director) may, in its sole discretion, authorize all or a portion of the options granted to an optionee to be on terms which permit the transfer by such optionee to (a) the spouse, children, grandchildren, brothers or sisters of the optionee ("Immediate Family Members"), (b) a trust or trusts for the benefit of one or more of such Immediate Family Members, or (c) a partnership in which any of such Immediate Family Members are the only partners; provided, however, that
(i) there may be no consideration for such transfer and the option agreement pursuant to which such options are granted must be approved by the Committee (or the Board in the case of an option granted to a non-employee director) and (ii) subsequent transfers of transferred options shall be prohibited except transfers by will or the laws of descent and distribution. Following transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer and the effects of termination of employment or termination of directorship of non-employee directors described in
Article VIII or XIX, whichever is applicable, shall continue to apply to such options with respect to the original optionee or holder of the option and following any such termination, transferred options shall be exercisable by the transferee only to the extent and for the periods specified in Article VIII or XIX, whichever is applicable. Optionees transferring options in accordance with this Section 7.2 remain subject to the withholding tax requirements of Section 13.3 with respect to the transferred options.


                     VIII.  TERMINATION OF EMPLOYMENT

     8.1 General. If employment by the Company of the holder of an option is terminated for any reason, other than by death or disability, the holder's option may be exercised only within three months from the date of such termination of employment and only to the extent the option was exercisable on the date of termination of employment, but in no event after ten years from the granting of the option; provided, however, that if the holder is dismissed for cause, as to which the Committee shall be sole and exclusive judge, the option shall expire immediately.

     8.2 Death While Employed. If the holder of an option dies while employed by the Company the option may be exercised by the legal representative of the option holder's estate, for a period of one year from the date of death, but in no event after the expiration date of the option.

     8.3 Death After Termination. If the holder of an option dies within three months after termination of employment with the Company other than for cause, the option may be exercised by the legal representative of the option holder's estate for a period of one year from the date the option holder's employment was terminated, but in no event after the expiration date of the option.

     8.4 Disability. If the holder of an option becomes disabled within the meaning of Section 22(e)(3) of the Code, the option may be exercised by the option holder within one year after becoming disabled, but in no event after the expiration date of the option.


        IX.  TERMINATION OF DIRECTORSHIP OF NON-EMPLOYEE DIRECTORS

     9.1 General. If a non-employee director's term as a director of the Company terminates for any reason, other than by death or disability, the non-employee director's option may be exercised only within three months from the date of such termination and only to the extent the option was exercisable on the date of termination, but in no event after ten years from the granting of the option.

     9.2 Death While a Director. If a non-employee director dies while a director of the Company the non-employee director's option may be exercised by the legal representative of the non-employee director's estate, for a period of one year from the date of death, but in no event after the expiration date of the option.

     9.3 Death After Termination. If a non-employee director dies within three months after ceasing to be a director of the Company, the non-employee director's option may be exercised by the legal representative of the non-employee director's estate for a period of one year from the date of such cessation, but in no event after the expiration date of the option.

     9.4 Disability. If a non-employee director becomes disabled within the meaning of Section 22(e)(3) of the Code, the non-employee director's option may be exercised by the non-employee director within one year after becoming disabled, but in no event after the expiration date of the option.


                       X.  AMENDMENT AND TERMINATION

     10.1 Term. Unless the Plan has been terminated as hereinafter provided, the Plan shall terminate on November 13, 2007 and no option shall be granted under it thereafter. The Board may, at any time prior to that date, terminate the Plan.

     10.2 Amendment. The Board may also amend the Plan by making such changes and additions to it as the Board shall deem advisable; provided, however, that the Board may not, without further approval by the shareholders of the Company, adopt any amendment which, if not approved by shareholders, would cause the Plan or grants made hereunder not to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder, or any successor rule. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his option or materially and adversely affect his rights under the option.


                            XI.  EFFECTIVE DATE

     11.1 Shareholder Approval. The Plan shall become effective when it shall have been approved by the vote of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock of the Company outstanding and entitled to vote at a meeting of shareholders.


                     XII.  TIME OF GRANTING OF OPTIONS

     12.1 Formal Granting. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or the shareholders of the Company shall constitute the granting of an option hereunder. The granting of an option pursuant to the Plan and the acquisition of any rights as an option holder shall take place only when the Committee (or the Board in the case of an option granted to a non-employee director) authorizes the issuance of an option, and a formal, written and executed option agreement is delivered to the holder of the option.

     12.2 Ten Year Limit. Options may be granted under the Plan within ten years from the date the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier.


                      XIII.  MISCELLANEOUS PROVISIONS

     13.1 Option Date. An option shall have been deemed to have been granted on the date fixed in the resolution of the Committee (or the Board in the case of an option granted to a non-employee director) authorizing the granting of such option, provided such date shall not be prior to the date of the adoption of such resolution. If no date is fixed by such resolution, the option shall be deemed to have been granted on the date of adoption of the resolution, provided that the agreement relating to the option shall be executed and delivered within thirty days therefrom, otherwise the option shall be deemed to have been granted on the date of delivery of such agreement to the optionee.

     13.2 Indemnification of Board and Committee. Without limiting any other rights of indemnification, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses (including attorneys' fees, judgments, fines, and amounts paid in settlement) actually incurred as a result of any action, suit or proceeding, or any appeal therein ("such claim"), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement of such claim, to the full extent permissible under Sections 721 through 726 of the Business Corporation Law of the State of New York; provided that within sixty days after institution of any such claim, the Board or Committee member involved offers the Company in writing the opportunity, at its own expense, to handle and defend the same.

     13.3 Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the optionee to pay to it the amount of such taxes prior to and as a condition of making such payment. The Committee (or the Board in the case of an option granted to a non-employee director) may allow an optionee to pay the amount of such taxes by withholding from the shares of Common Stock to be delivered upon exercise of an option, a number of shares of Common Stock with a Fair Market Value, as determined in good faith by the Committee (or the Board in the case of an option granted to a non-employee director), equal to the amount of such taxes, or by permitting the optionee to deliver to the Company shares of Common Stock having a Fair Market Value, as determined in good faith by the Committee (or the Board in the case of an option granted to a non-employee director), equal to the amount of such taxes.

                                 MOOG INC.

                 Annual Meeting of Shareholders to be held

                       Wednesday, February 11, 1998
                                 9:15 a.m.
                           Studio Arena Theater
                              710 Main Street
                             Buffalo, New York

                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



                                 MOOG INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      FEBRUARY 11, 1998 AT 9:15 A.M.
                   STUDIO ARENA THEATER, 710 MAIN STREET
                             BUFFALO, NEW YORK
                              CLASS A SHARES

     The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 11, 1998, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class A shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                               (See Reverse)

           The Board of Directors recommends that you vote FOR:
                 CLASS A DIRECTOR - TERM EXPIRING IN 2001
                              Robert R. Banta


     No. 1                                   No. 2
Election of Director                    Approval of 1998
FOR            WITHHOLD                 Stock Option Plan
the nominee    AUTHORITY
               for the nominee          FOR   AGAINST  ABSTAIN
  [  ]              [  ]                [  ]    [  ]     [  ]


The Board of Directors                            No. 4
recommends that you vote FOR:           In their discretion, the
          No. 3                         proxies are authorized to
Ratification of KPMG Peat               vote upon any other
Marwick as auditors for                 matters of business which
fiscal year 1998                        may properly come before
                                        the meeting, or any
FOR     AGAINST     ABSTAIN             adjournment(s) thereof.
[  ]      [  ]        [  ]


                              Dated:                       , 1998
                                        (Month) (Day)




                                   (Signature of Participant(s))

                              These confidential voting instructions will be seen by authorized personnel of the Trustee and Transfer Agent. Please sign, date and return your voting card by 2/7/98 in the enclosed envelope which requires no postage.

                                 MOOG INC.

                 Annual Meeting of Shareholders to be held

                       Wednesday, February 11, 1998
                                 9:15 a.m.
                           Studio Arena Theater
                              710 Main Street
                             Buffalo, New York


                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



                                 MOOG INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      FEBRUARY 11, 1998 AT 9:15 A.M.
                   STUDIO ARENA THEATER, 710 MAIN STREET
                             BUFFALO, NEW YORK
                              CLASS B SHARES

     The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 11, 1998, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class B shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                               (See Reverse)

           The Board of Directors recommends that you vote FOR:
                CLASS B DIRECTORS - TERMS EXPIRING IN 2001
                              Kraig H. Kayser
                              Albert F. Myers
                             Robert H. Maskrey

          To withhold authority for any individual nominee,
          write his name in the space provided:
          _________________________________________________



     No. 1                                   No. 2
Election of Director                    Approval of 1998
FOR            WITHHOLD                 Stock Option Plan
the nominees   AUTHORITY
               for the nominees         FOR   AGAINST  ABSTAIN
  [  ]              [  ]                [  ]    [  ]     [  ]


The Board of Directors                            No. 4
recommends that you vote FOR:           In their discretion, the
          No. 3                         proxies are authorized to
Ratification of KPMG Peat               vote upon any other
Marwick as auditors for                 matters of business which
fiscal year 1998                        may properly come before
                                        the meeting, or any
FOR     AGAINST     ABSTAIN             adjournment(s) thereof.
[  ]      [  ]        [  ]


                              Dated:                       , 1998
                                        (Month) (Day)




                                   (Signature of Participant(s))

                              These confidential voting instructions will be seen by authorized personnel of the Trustee and Transfer Agent. Please sign, date and return your voting card by 2/7/98 in the enclosed envelope which requires no postage.

                                 MOOG INC.

                 Annual Meeting of Shareholders to be held

                       Wednesday, February 11, 1998
                                 9:15 a.m.
                           Studio Arena Theater
                              710 Main Street
                             Buffalo, New York


                   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



                                 MOOG INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      FEBRUARY 11, 1998 AT 9:15 A.M.
                   STUDIO ARENA THEATER, 710 MAIN STREET
                             BUFFALO, NEW YORK
                              CLASS B SHARES

     The undersigned hereby directs Marine Midland Bank, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 11, 1998, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                               (See Reverse)

           The Board of Directors recommends that you vote FOR:
                CLASS B DIRECTORS - TERMS EXPIRING IN 2001
                              Kraig H. Kayser
                              Albert F. Myers
                             Robert H. Maskrey

          To withhold authority for any individaul nominee,
          write his name in the space provided:
          ________________________________________________


     No. 1                                   No. 2
Election of Director                    Approval of 1998
FOR            WITHHOLD                 Stock Option Plan
the nominees   AUTHORITY
               for the nominees         FOR   AGAINST  ABSTAIN
  [  ]              [  ]                [  ]    [  ]     [  ]


The Board of Directors                            No. 4
recommends that you vote FOR:           In their discretion, the
          No. 3                         proxies are authorized to
Ratification of KPMG Peat               vote upon any other
Marwick as auditors for                 matters of business which
fiscal year 1998                        may properly come before
                                        the meeting, or any
FOR     AGAINST     ABSTAIN             adjournment(s) thereof.
[  ]      [  ]        [  ]


                              Dated:                       , 1998
                                        (Month) (Day)




                                   (Signature of Participant(s))

                              These confidential voting instructions will be seen by authorized personnel of the Trustee and Transfer Agent. Please sign, date and return your voting card by 2/7/98 in the enclosed envelope which requires no postage.

                                 MOOG INC.

                 Annual Meeting of Shareholders to be held

                       Wednesday, February 11, 1998
                                 9:15 a.m.
                           Studio Arena Theater
                              710 Main Street
                             Buffalo, New York


                   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



                                 MOOG INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      FEBRUARY 11, 1998 AT 9:15 A.M.
                   STUDIO ARENA THEATER, 710 MAIN STREET
                             BUFFALO, NEW YORK
                              CLASS A SHARES

     The undersigned hereby directs Marine Midland Bank, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 11, 1998, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                               (See Reverse)

           The Board of Directors recommends that you vote FOR:
                 CLASS A DIRECTOR - TERM EXPIRING IN 2001
                              Robert R. Banta

     No. 1                                   No. 2
Election of Director                    Approval of 1998
FOR            WITHHOLD                 Stock Option Plan
the nominee    AUTHORITY
               for the nominee          FOR   AGAINST  ABSTAIN
  [  ]              [  ]                [  ]    [  ]     [  ]


The Board of Directors                            No. 4
recommends that you vote FOR:           In their discretion, the
          No. 3                         proxies are authorized to
Ratification of KPMG Peat               vote upon any other
Marwick as auditors for                 matters of business which
fiscal year 1998                        may properly come before
                                        the meeting, or any
FOR     AGAINST     ABSTAIN             adjournment(s) thereof.
[  ]      [  ]        [  ]


                              Dated:                       , 1998
                                        (Month) (Day)




                                   (Signature of Participant(s))

                              These confidential voting instructions will be seen by authorized personnel of the Trustee and Transfer Agent. Please sign, date and return your voting card by 2/7/98 in the enclosed envelope which requires no postage.